Exhibit 1.1
                           AmerUs Life Holdings, Inc.
                                Debt Securities
                            -----------------------
                             Underwriting Agreement
                                                                 June 11, 1998

To the Representatives of the
several Underwriters named in the
respective Pricing Agreements
hereinafter described.
Ladies and Gentlemen:
From time to time AmerUs Life Holdings, Inc., an Iowa corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"). The Company was formed in connection with a Plan of Reorganization (the "Plan"), pursuant to which American Mutual Life Insurance Company, an Iowa mutual life insurance company ("American Mutual") was reorganized into a mutual insurance holding company structure on June 30, 1996. The Company is the sole shareholder of AmerUs Life Insurance Company, an Iowa stock life insurance company ("AmerUs Life"), which is the successor company of American Mutual. When the context requires, references herein to AmerUs Life shall be deemed to be references to American Mutual prior to the date AmerUs Life was formed. On October 23, 1997, the Company acquired Delta Life Corporation ("Delta") and on December 19, 1997, the Company acquired AmVestors Financial Corporation ("AmVestors"). The acquisition of Delta and the acquisition of AmVestors are hereinafter referred to as the "Acquisition".

Following the offering of the Designated Securities, and subject to obtaining the approval of the Iowa Insurance Commissioner, the Company intends to offer up to $150 million of its unit securities, consisting of the Company's subordinated debt securities and a contract to purchase shares of Class A Common Stock, no par value ("Class A Common Stock") of the Company. Such unit securities are hereinafter referred to as the "Units" and the offering of the Units is hereinafter referred to as the "Units Offering". The consummation of the offering of the Designated Securities and the Units Offering are not conditioned on one another.

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 333-50249) (the "Initial Registration Statement") in respect of the Securities and the Units has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or any of its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of the Company and its subsidiaries, taken as a whole, and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Iowa; each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and each of the Company and its subsidiaries has the power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

          (g) Each of the Company and the Company's subsidiaries that are required to be organized and licensed as insurance companies or insurance holding companies (the "Insurance Companies") is duly organized and licensed as an insurance or insurance holding company in its respective jurisdiction of organization or incorporation, as the case may be, and is duly licensed or authorized in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, in each case with such exceptions, individually or in the aggregate, as would not have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company (such individual or aggregate effect being herein referred to as a "Material Adverse Effect"); each of the Insurance Companies is in compliance with the requirements of the insurance laws and regulations of its respective jurisdiction of organization or incorporation, as the case may be, and the insurance laws and regulations of other jurisdictions which are applicable to it, and has filed all notices, reports, documents or other information ("Notices") required to be filed thereunder, in each case, with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; and, except as otherwise specifically described in the Prospectus, no Insurance Company has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification ("Approvals") from such insurance regulatory authority is needed to be obtained by any of the Insurance Companies in any case where it could be reasonably expected that obtaining such Approvals or the failure to obtain such Approvals would have a Material Adverse Effect;

          (h) Without limiting the foregoing, each of the Insurance Companies has filed all Notices pursuant to, and has obtained all Approvals required to be obtained under, and has otherwise complied with all requirements of, all applicable insurance laws and regulations (excluding insurance securi-ties laws other than those of the State of Iowa), in connection with the issuance and sale of the Designated Securities or the Units, in each case with the exception of the approval of the Iowa Insurance Commissioner (the "Commissioner") in connection with the Units Offering under Section 46.10 of Division 191 under the Iowa Administrative Code ("191 IAC 46.10" or the "191 IAC 46.10 Exception")) and with such other exceptions (other than the insurance laws and regulations of the State of Iowa, as to which no exception, other than the 191 IAC 46.10 Exception, is taken), individually or in the aggregate, as would not affect the validity of the Designated Securities, their issuance or the transactions contemplated hereby or have a Material Adverse Effect; and no such Notices or Approvals are required to be filed or obtained by any of the Insurance Companies in connection with the issuance and sale of the Designated Securities or the Units, in each case with the exception of the approval of the Commission in connection with the Units Offering under 191 IAC 46.10 and with such other exceptions (other than the insurance laws of the State of Iowa, as to which no exception, other than the 191 IAC 46.10 Exception, is taken), individually or in the aggregate, as would not affect the validity of the Designated Securities or the Units, their issuance or the transactions contemplated hereby or have a Material Adverse Effect;

          (i) The Company and its subsidiaries previously filed all Notices required to be filed pursuant to, and previously obtained all Approvals required to be obtained under, and have otherwise complied with all requirements of, all applicable insurance laws and regulations in connection with the Acquisition, in each case (other than the insurance laws and regulations of the State of Iowa, in the case of the acquisition of Delta, and other than the laws and regulations of the State of Kansas and the State of Iowa, in the case of the acquisition of AmVestors, as to which no exception is taken in either case) with such exceptions as (i) would not have a Material Adverse Effect and (ii) would not affect the validity, performance or consummation of the Acquisition;

          (j) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and except as disclosed in the Prospectus are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (k) The Securities and the Units have been duly authorized by the Company and the AmerUs Capital Trust II, as applicable, and, when Designated Securities are issued and delivered pursuant to this Agreement, the Indenture and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

          (l) Except as disclosed in the Prospectus with resepct to the Units, the issue and sale of the Securities and the Units by the Company, the compliance by the Company with all of the provisions of the Securities and the Indenture, the compliance by the Company with this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or other organizational documents or bylaws of the Company or any of its subsidiaries, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification (each, a "Consent") of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Units or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the consummation by the Company of the transactions contemplated by the Indenture, except (i) the registration under the Act of the Securities; (ii) such as have been, or will have been prior to the Time of Delivery, obtained under the Trust Indenture Act; (iii) approvals required under the Iowa insurance laws and regulations, all of which approvals, with the exception of the approval of the Commission in connection with the Units Offering under 191 IAC 46.10, have been obtained; (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance securities laws other than the insurance securities laws of the State of Iowa) in connection with the purchase and distribution of the Securities by the Underwriters; and
     (v) except as disclosed in the Prospectus;

          (m) The statements set forth in the Prospectus under the captions "Description of Debt Securities" and "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, and
     under the caption "Risk Factors   Regulatory and Related Risks"; "  Risks
     Relating to the Closed Block"; "Reorganization and Recent Acquisitions"; "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (n) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or other organizational documents or bylaws or
     (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which default would have a Material Adverse Effect;

          (o) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (p) Neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (q) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (r) KPMG Peat Marwick L.L.P., who have certified certain financial statements of the Company and its subsidiaries, Coopers & Lybrand, L.L.P., who have certified certain financial statements of Delta and its subsidiaries, and Deloitte & Touche, L.L.P., who have certified certain financial statements of AmVestors and its subsidiaries, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

          (s) This Agreement and the Pricing Agreement applicable to any Designated Securities have each been duly authorized, executed and delivered by the Company.

3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

4. (a) Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor to the Company in funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

(b) The documents to be delivered at the Time of Delivery for the Designated Securities specified in the applicable Pricing Agreement by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Designated Securities specified in the applicable Pricing Agreement and any additional documents requested by the Underwriters pursuant to
Section 7(j) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Designated Securities will be delivered at the Closing Location, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:30 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Agreement "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.   The Company agrees with each of the Underwriters of any Designated
Securities:

          (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of Salomon Brothers Inc and Goldman, Sachs & Co.;

          (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

          (g) During a period of five years from the effective date of the Registration Statement, to furnish Salomon Brothers Inc and to Goldman, Sachs & Co. copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to Salomon Brothers Inc and Goldman, Sachs & Co. (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

          (h) To use the net proceeds received by it from the sale of the Designated Securities in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

          (i) Not to invest, reinvest or otherwise use the proceeds received by the Company in such a manner, or take any action, or omit to take any action, that would cause the Company to become an "investment company" as that term is defined in the Investment Company Act.

6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (a) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (b) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (c) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification; (d) all fees and expenses in connection with listing the Securities on a national securities exchange; (e) any fees charged by securities rating services for rating the Securities; (f) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (g) the cost of preparing the Securities; (h) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (i) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

(b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, this Agreement, the validity of the Designated Securities being delivered at such time of delivery, the Registration Statement, the Prospectus and such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Iowa, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

           (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (iii) To such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

           (iv) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

            (v) The Designated Securities and the Units have been duly authorized; the Designated Securities have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether such principles are considered in a proceeding in equity or in law); and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

           (vi) The Indenture has been duly authorized, executed and delivered by the parties thereto and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether such principles are considered in a proceeding in equity or in law); and the Indenture has been duly qualified under the Trust Indenture Act;

          (vii) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Debt Securities", and "Description of Notes" insofar as they purport to constitute a summary of the terms of the Designated Securities, and under the captions
        "Risk Factors   Regulatory and Related Risks"; "  Risks Relating to
        the Closed Block"; "Reorganization and Recent Acquisitions"; "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

         (viii) Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

           (ix) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

            (x) The Registration Statement, the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (vi) of this
        Section 7(c), nothing has come to their attention which would cause them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein and Form T-1, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

        In rendering such opinion, such counsel may state that insofar as their opinion under clause (x) above relates to the accuracy and completeness of the Prospectus and Registration Statement and amendments or supplements thereto, it is based upon a general review with representatives of the Company, AmerUs Life, Delta and AmVestors, and their independent accountants, of the information contained therein, without independent verification by such counsel of the accuracy or completeness of such information. Such counsel may also rely upon the opinions of other competent counsel and, as to factual matters, on certificates of officers of the Company, AmerUs Life, Delta or AmVestors and of state officials, in which case their opinion is to state that they are so doing and copies of such opinions or certificates are to be attached to the opinion unless such opinions or certificates (or, in the case of certificates, the information therein) have been furnished to the Representatives otherwise.

        In rendering such opinion, such counsel may also state that they have relied as to facts necessary to the determination of materiality, to a certain extent, upon the judgment of officers and representatives of the Company, Delta, AmVestors or AmerUs Life.

        Any opinion or statement expressed or made pursuant to this Section 7(c) which is expressed or made to be "to our knowledge" or is otherwise qualified by words of like import means that the lawyers in the firm of such counsel who have served as counsel to the Company, AmerUs Group, AMHC, AmerUs Life (or, at any time prior to the date AmerUs Life was formed, American Mutual) or any other subsidiary of the Company have no current conscious awareness of any facts or information contrary to such opinion or statement.

(d) Joseph K. Haggerty, Esq., Senior Vice President and General Counsel of the Company, shall have furnished to you his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to you, to the effect that:

        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Iowa, AmerUs Life and Delta have each been duly incorporated and are validly existing as a stock life insurance company in good standing under the laws of the State of Iowa, and American Investors Life Insurance Company ("American") and Financial Benefit Life Insurance Company ("FBL") have each been duly incorporated and are validly existing as stock insurance companies in good standing under the laws of the State of Kansas, each with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

        (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

        (iii) Each of the Company and its subsidiaries not listed in paragraph 7(d)(i) has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or any of its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

           (iv) Each of the Company's subsidiaries not listed in paragraph 7(d)(i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and, except as disclosed in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Company or any of its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

        (v) The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus as amended or supplemented or such as do not materially affect the value of the Company and its subsidiaries, taken as a whole, and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that he is relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect to matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions, abstracts, reports, policies and certificates);

        (vi) Except as disclosed in the Prospectus with respect to the Units, the issue and sale of the Designated Securities and the Units by the Company, the compliance by the Company with all of the provisions of the Designated Securities and the Indenture, the compliance by the Company with this Agreement and the Pricing Agreement with respect to the Designated Securities, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except that in order to commence the Units Offering, the Company must obtain the approval of the Commissioner under 191 IAC 46.10;

          (vii) To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

         (viii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

           (ix) The Company and its subsidiaries previously filed all Notices required to be filed pursuant to, and previously obtained all Approvals required to be obtained under, and have otherwise complied with all requirements of, all applicable insurance laws and regulations in connection with the Acquisition, in each case (other than the insurance laws and regulations of the State of Iowa, in the case of the acquisition of Delta, and other than the laws and regulations of the State of Kansas, in the case of the acquisition of AmVestors, as to which no exception is taken in either case) with such exceptions as (i) would not have a Material Adverse Effect and (ii) would not affect the validity, performance or consummation of the Acquisition;

(x) Each of the Insurance Companies is duly organized and licensed, or qualifies, as an insurance or insurance holding company in its respective jurisdiction of organization or incorporation, as the case may be, and is duly licensed or authorized in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus as amended or supplemented, in each case with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; each of the Insurance Companies is in compliance with the requirements of the insurance laws and regulations of its respective jurisdiction of organization or incorporation, as the case may be, and the insurance laws and regulations of other jurisdictions which are applicable to it, and has filed all Notices required to be filed thereunder, in each case, with such exceptions as would not have a Material Adverse Effect; and, except as otherwise specifically described in the Prospectus as amended or supplemented and except pursuant to the approval of the Commission in connection with the Units Offering under 191 IAC 46.10, no Insurance Company has received any notification from any insurance regulatory authority to the effect that any additional Approvals from such insurance regulatory authority are needed to be obtained by any of the Insurance Companies in any case where it could be reasonably expected that obtaining such Approvals or the failure to obtain such Approvals would have a Material Adverse Effect;

        (xi) Without limiting the foregoing, each of the Insurance Companies has filed all Notices pursuant to, and has obtained all Approvals required to be obtained under, and has otherwise complied with all requirements of, all applicable insurance laws and regulations (excluding insurance securities laws other than those of the State of Iowa), in connection with the issuance and sale of the Designated Securities and the Units, in each case with the exception of the approval of the Commission in connection with the Units Offering under 191 IAC 46.10 and such other exceptions (other than the insurance laws of the State of Iowa, as to which no exception, other than the 191 IAC
        46.10 Exception, is taken), individually or in the aggregate, as would not affect the validity of the Designated Securities, their issuance or the transactions contemplated hereby or have a Material Adverse Effect; and no such Notices or Approvals are required to be filed or obtained by any of the Insurance Companies in connection with the issuance and sale of the Designated Securities or the Units, in each case with the exception of the approval of the Commission in connection with the Units Offering under 191 IAC 46.10 and such other exceptions (other than the insurance laws and regulations of the State of Iowa, as to which no exception, other than the 191 IAC 46.10 Exception, is taken), individually or in the aggregate, as would not affect the validity of the Designated Securities, their issuance or the transactions contemplated hereby or have a Material Adverse Effect;

          (xii) No Consent of or with any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their properties is required for the issue and sale of the Designated Securities or the Units or the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Agreement or the consummation by the Company of the transactions contemplated by the Indenture, except (i) the registration under the Act of the Designated Securities, (ii) such as have been obtained under the Trust Indenture Act, (iii) such Consents as may be required under state securities, insurance securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities or the Units by the Underwriters and (iv) approvals required under the Iowa insurance laws and regulations, all of which approvals, with the exception of the approval of the Commission in connection with the Units Offering under 191 IAC 46.10, have been obtained;

        (xiii) Neither the Company nor any of its subsidiaries is in violation of its charter or other organizational documents or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (xiv) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of the Debt Securities"
        and "Description of the Notes"; "Risk Factors   Regulatory and Related
        Risks"; " Risks Relating to the Closed Block"; "Reorganization and Recent Acquisitions"; "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein; are in each case accurate, complete and fair in all material respects; and

         (xv) Although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, except for those referred to in the opinion in subsection (xiv) of this Section 7(d), he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of their respective dates, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, any of the Registration Statement and the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or described as required.

        In rendering such opinion, such counsel may state that insofar as his opinion under clause (xv) above relates to the accuracy and completeness of the Prospectus and Registration Statement and amendments or supplements thereto, it is based upon a general review with representatives of the Company and AmerUs Life, and their independent accountants, of the information contained therein, without independent verification by such counsel of the accuracy or completeness of such information. Such counsel may also rely upon the opinions of other competent counsel and, as to factual matters, on certificates of officers of the Company or AmerUs Life and of state officials, in which case his opinion is to state that he is so doing and copies of such opinions or certificates are to be attached to the opinion unless such opinions or certificates (or, in the case of certificates, the information therein) have been furnished to the Representatives otherwise.

   (e) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex III hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex IV hereto);

(f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

(g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded AmerUs Life's, Delta Life and Annuity Company's ("Delta Life"), American or FBL's financial strength or claims paying ability by A.M. Best or by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act (a "Rating Organization"); and (ii) no such Rating Organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of AmerUs Life's, Delta Life's, American's or FBL's financial strength or claims paying ability; and (iii) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability by any Rating Organization, and (iv) no Rating Organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability;

        (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the National Association of Securities Dealers Automated Quotations National Market ("NASDAQ"); (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

        (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

        (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the respective representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections
(a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

(b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)     Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof), referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

(e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 2 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.
All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' questionnaire, or telex constituting such questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                 Very truly yours,
                                 AmerUs Life Holdings, Inc.
                                 By: /s/ Roger K. Brooks
                                      ------------------------------------
                                       Name: Roger K. Brooks
                                       Title: Chairman, President and
                                            Chief Executive Officer

                               Pricing Agreement

Salomon Brothers Inc
Goldman, Sachs & Co.,
   As Representatives of the several
        Underwriters named in Schedule I hereto, c/o Salomon Brothers Inc,
388 Greenwich Street,
New York, New York 10013.
                                                               June 11, 1998
Ladies and Gentlemen:

AmerUs Life Holdings, Inc., an Iowa corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated June 11, 1998 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Company and AmerUs Life Insurance Company, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.
                                      Very truly yours,
                                      AmerUs Life Holdings, Inc.
                                      By: /s/ Roger K. Brooks
                                           -------------------------------
                                            Name: Roger K. Brooks
                                            Title: Chairman, President and
                                                  Chief Executive Officer

Accepted as of the date hereof:
Salomon Brothers Inc
Goldman, Sachs & Co.
Chase Securities Inc.
Credit Suisse First Boston Corporation

Salomon Brothers Inc

By:  /s/ Tim Devine
   -------------------------------------------------------------------
       Name: Tim Devine
       Title: Associate

   ---------------------------------------

   On behalf of each of the Underwriters
                                    SCHEDULE I







                                                                    Principal
                                                                    Amount of
                                                                    Designated
                                                                    Securities
                                                                    to be
                                 Underwriter                        Purchased
                                 -----------                        ----------
Salomon Brothers Inc$  43,750,000
Goldman,  Sachs & Co.    43,750,000
Chase Securities Inc    18,750,000
Credit Suisse First Boston Corporation    18,750,000
                                                                    ----------
        Total $125,000,000
                                                                    ==========

SCHEDULE II
   Title of Designated Securities:
   6.95% Senior Notes due 2005
Aggregate principal amount:
   $125,000,000
Price to Public:
   99.880% of the principal amount of the Designated Securities, plus accrued interest, if any, from June 16, 1998
Purchase Price by Underwriters:
   99.255% of the principal amount of the Designated Securities, plus accrued interest, if any, from June 16, 1998
Form of Designated Securities:

   Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.
Specified funds for payment of purchase price:
   Wire transfer of Federal (same day) funds
Time of Delivery:
   9:30 a.m. (New York City time), June 16, 1998
Indenture:
   Indenture dated June 16, 1998, between the Company and First Union National Bank, as Trustee
Maturity:

   June 15, 2005
Interest Rate:
   6.950%
Interest Payment Dates:
   June 15 and December 15, commencing December 15, 1998
Redemption Provisions:
   No provisions for redemption
Sinking Fund Provisions:
   No sinking fund provisions
Defeasance provisions:

   The provisions of the Indenture relating to defeasance set forth in Article IV thereof apply to the Designated Securities.

Closing location for delivery of Designated Securities:

   Sullivan & Cromwell
   125 Broad Street
   New York, New York  10004

Names and addresses of Representatives:
   Designated Representatives:

        Salomon Brothers Inc
        Goldman, Sachs & Co.

   Address for Notices, etc.:

        c/o Salomon Brothers Inc
        388 Greenwich Street
        New York, New York  10013

                                                                       ANNEX II
Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

 (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives and are attached hereto;

(iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached hereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

 (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

 (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

        (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

        (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

        (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

        (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

        (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

        (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.